UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2010

SUPERIOR SILVER MINES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53035	82-6008752
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

413 Cedar Street Wallace, Idaho	83873
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 752-1131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

(a) On December 30, 2010, Superior Silver Mines, Inc. (the “Registrant” or the “Company”) notified Decoria, Maichel & Teague P.S. (“DeCoria”) that it was dismissed as the Registrant’s independent registered public accounting firm, effective immediately. The decision to dismiss DeCoria as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on December 30, 2010. The reports of DeCoria on the Company’s financial statements for the years ended December 31, 2009 and 2008 and for the period of exploration stage (January 1, 2007) through December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2009 and 2008 and for the period of exploration stage (January 1, 2007) through December 31, 2009, and through December 30, 2010, the Company has not had any disagreements with DeCoria on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to DeCoria’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2009 and 2008 and for the period of exploration stage (January 1, 2007) through December 31, 2009, and through December 30, 2010, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided DeCoria with a copy of the disclosure set forth under this Item 4.01 and requested DeCoria to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from DeCoria is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On December 30, 2010 (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2010. The decision to engage RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on December 30, 2010.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

  Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

See the Exhibit Index attached hereto which is incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR SILVER MINES, INC.

Dated: January 5, 2011

By:  /s/ Ronald W. Pickett
Name: Ronald W. Pickett
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from DeCoria, Maichel & Teague P.S.